Exhibit 99.1
Date: June 2, 2014

Cleantech Solutions International, Inc.
No. 9 Yanyu Middle Road
Qianzhou Township, Huishan District, Wuxi City
Jiangsu Province, China 150090

Re:  Stock Purchase Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Purchasers,” and each, individually, a “Purchaser”) each agrees to purchase 145,492 shares of common stock, par value $.001 per share (“Common Stock”) of Cleantech Solutions International, Inc, a Nevada corporation, for an aggregate of 290,984 shares of Common Stock (the “Shares”) at a purchase price of $5.58 per share, for a total of US$1,623,693, which is equivalent to ¥10,000,000 (the “Purchase Price”).  The Purchase Price may be paid in RMB.

In consideration of the mutual covenants and agreements set forth herein, the Company and the Purchaser hereby agree as follows:

1.           Each Purchaser hereby agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, the Shares for the Purchase Price.

2.           Payment of the Purchase Price shall be made by wire transfer in accordance with the instructions from the Company or in such other manner as may be acceptable to the Company.   The Company will have the certificates for the Shares issued to each Purchaser as soon as practical after its receipt of payment of the Purchase Price.

3.           Each Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)      Such Purchaser understands that the offer and sale of the Shares is being made only by means of this Agreement.  Such Purchaser understands that the Company has not authorized the use of, and such Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) on or prior to the date of this Agreement.  Such Purchaser is aware that the purchase of the Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company will need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  Such Purchaser understands that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  Furthermore, in subscribing for the Shares, such Purchaser acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares.

(b)      Such Purchaser is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act of 1933, as amended (the “Securities Act”) and he understands the meaning of the term “accredited investor.”  The Purchaser further represents that he has such knowledge and experience in financial and business matters as to enable him to understand the nature and extent of the risks involved in purchasing the Shares.  Such Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment.  Such Purchaser has engaged his own counsel and accountants to the extent that he deems it necessary.

(c)      Such Purchaser is aware that the Shares are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Shares shall bear the Company’s standard investment legend.  The Purchaser understands the meaning of these restrictions.

(d)      Such Purchaser will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(e)      Such Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchasers’ purchase of the Shares pursuant to this Agreement.  Each Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 3(e).

(f)      Such Purchaser understands that he has no registration rights with respect to the Shares.

(g)      Such Purchaser is a citizen and resident of the Peoples’ Republic of China and is not a resident of the United States and is not a United States Person, as defined in Rule 902 of the Commission under the Securities Act.  Such Purchaser understands that the Company will rely on this representation in its filings under federal securities laws.

(h)      Such Purchaser is not acquiring the Shares as a result of, and will not himself engage in, any “directed selling efforts” (as defined in Regulation S (“Regulation S”) of the Commission under the Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Shares under an exemption from the registration requirements of the Securities Act.

(i)      Such Purchaser acknowledges and agrees that none of the Shares may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(j)      Such Purchaser acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state securities laws.

(k)      Such Purchaser is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, such Purchaser has no intention to distribute either directly or indirectly any of the Shares in the United States or to United States Persons.  Such Purchaser is acquiring the Shares as principal for his own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares.

(l)      No person has made to such Purchaser any written or oral representations:

(i)         that any person will resell or repurchase any of the Shares;

(ii)        that any person will refund the Purchase Price of any of the Shares; or

(iii)       as to the future price or value of any of the Shares.

4.           The Company represents and warrants to the Purchasers that the issuance of the Shares has been duly authorized by all necessary corporate action and when issued pursuant to this Agreement upon payment of the Purchase Price of the Shares, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

5.           All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier or e-mail if receipt of transmission is confirmed by the recipient.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Purchaser at his address and telecopier number or e-mail set forth on the records of the Company.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 5.

6.            a)            This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)          This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each party hereby (i) consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and state courts of the State and County of New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (x) by certified or registered mail, return receipt requested, or by hand delivery or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in New York City or (y) any other manner of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. The parties executing this Agreement agree to waive trial by jury to the extent permitted by law. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(c)           In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d)          References in this Agreement to the male, female or neuter gender shall include the other genders, the singular shall include the plural and the plural shall include the singular.

(e)           This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g)          The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

[Signature on next page]

Very truly yours,

Purchaser:	Purchaser:
/s/ Wu Jianhua	/s/ Lihua Tang
Signature of Purchaser	Signature of Purchaser

Wu Jianhua	Lihua Tang
Name of Purchaser [please print]	Name of Purchaser [please print]

No 9. Yanyu Rd, Qianzhou Town, Hiushan District, Wuxi, Jiangsu, China	No 9. Yanyu Rd, Qianzhou Town, Hiushan District, Wuxi, Jiangsu, China
Address of Purchaser	Address of Purchaser

The Purchaser meets the tests for an accredited investor as set forth in the following Section
of Exhibit A (a), (c) (as to Mr. Wu) and (a) as to Ms. Tang                                                                                                :

Accepted as of this 2nd day of June, 2014

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Adam Wasserman
Adam Wasserman, Chief Financial Officer

Exhibit A
Accredited Purchasers

An investor who meets any one of the following tests is an accredited investor:

(a)           The Purchaser is an individual who has a net worth, or joint net worth with the Purchaser’s spouse, of at least $1,000,000.

(b)          The Purchaser is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the past two years, and the Purchaser has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Purchaser’s spouse) for the current year.

(c)           The Purchaser is an officer or director of the Company.

(d)          The Purchaser is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Purchaser is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)           The Purchaser is an insurance company as defined in section 2(13) of the Securities Act.

(g)          The Purchaser is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)          The Purchaser is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)           The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)           The Purchaser is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)          The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)           The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)         The Purchaser is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).